UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07242

The Cutler Trust
(Exact name of registrant as specified in charter)

525 Bigham Knoll Jacksonville, Oregon	97530
(Address of principal executive offices)	(Zip code)

Matthew C. Patten

Cutler Investment Counsel, LLC 525 Bigham Knoll Jacksonville, Oregon 97530
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(541) 770-9000

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

Cutler Equity Fund

(DIVHX)

Annual Shareholder Report - June 30, 2024

Fund Overview

This annual shareholder report contains important information about Cutler Equity Fund (the "Fund") for the period of July 1, 2023 to June 30, 2024. You can find additional information about the Fund at https://funddocs.filepoint.com/cutler/ . You can also request this information by contacting us at (800) 228-8537.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Cutler Equity Fund	$99	0.99%

How did the Fund perform during the reporting period?

During the performance period, the Fund’s primary benchmark outperformed the Fund. As Investment Managers, it is our job to understand why, and to make changes to the Fund strategy as appropriate. Shareholders of the Cutler Equity Fund know that Cutler Investment Counsel, LLC's ("Cutler") strategy is focused on dividend paying securities, with an emphasis on purchasing companies that have a minimum 10-year track record of consistent payments. We believe this strategy remains the appropriate approach for investing today.

Why dividends? We believe dividends are compelling for two reasons; one is about growth, the other about risk. For long-term portfolio growth, we view the power of compounding dividends as a dependable way to build value. Stability of dividends remains a tenet of Cutler’s investment philosophy. Secondly, we also believe that dividends remain a great barometer for risk. Stability of dividends can often translate to portfolio stability in times of market stress.

Stocks have seen several years of compounding price growth, led largely by an artificial intelligence trend. And while new technologies can be market driving events, they also come with increased valuations and assumed risk. Today, the S&P 500 sits historically concentrated in just a few securities. We believe in maintaining discipline, especially during markets where momentum appears to be carrying valuations to new heights.

Thank you for your continued support. If you would like to discuss your investment, please call us anytime or visit our website cutler.com for more information.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$33,521
$25,681
$23,991
Jun-2014
Jun-2015
Jun-2016
Jun-2017
Jun-2018
Jun-2019
Jun-2020
Jun-2021
Jun-2022
Jun-2023
Jun-2024
Cutler Equity Fund
S&P 500® Index
S&P 500® Value Index

	Cutler Equity Fund	S&P 500® Index	S&P 500® Value Index
Jun-2014	$10,000	$10,000	$10,000
Jun-2015	$10,149	$10,742	$10,457
Jun-2016	$10,900	$11,171	$10,810
Jun-2017	$11,986	$13,170	$12,524
Jun-2018	$13,260	$15,064	$13,474
Jun-2019	$14,634	$16,633	$14,642
Jun-2020	$14,691	$17,881	$13,983
Jun-2021	$20,368	$25,175	$19,512
Jun-2022	$19,341	$22,503	$18,564
Jun-2023	$21,504	$26,912	$22,274
Jun-2024	$23,991	$33,521	$25,681

Average Annual Total Returns

	1 Year	5 Years	10 Years
Cutler Equity Fund	11.57%	10.39%	9.15%
S&P 500® Index	24.56%	15.05%	12.86%
S&P 500® Value Index	15.29%	11.89%	9.89%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Fund Statistics

  Net Assets$192,796,586
  Number of Portfolio Holdings33
  Advisory Fee (net of waivers)$1,393,900
  Portfolio Turnover6%

Asset Weighting (% of total investments)

Value	Value
Common Stocks	99.9%
Money Market Funds	0.1%

What did the Fund invest in?

Sector Weighting (% of net assets)

Industrials
19.4%
Financials
16.3%
Health Care
13.2%
Technology
12.9%
Consumer Staples
12.4%
Consumer Discretionary
10.3%
Energy
6.4%
Communications
4.1%
Utilities
2.7%
Materials
2.3%
Money Market Funds
0.1%
Liabilities in Excess of Other Assets
-0.1%

Value	Value
Liabilities in Excess of Other Assets	-0.1%
Money Market Funds	0.1%
Materials	2.3%
Utilities	2.7%
Communications	4.1%
Energy	6.4%
Consumer Discretionary	10.3%
Consumer Staples	12.4%
Technology	12.9%
Health Care	13.2%
Financials	16.3%
Industrials	19.4%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Microsoft Corporation	7.5%
Caterpillar, Inc.	5.7%
Home Depot, Inc. (The)	4.7%
Walmart, Inc.	4.5%
Republic Services, Inc.	4.2%
Charles Schwab Corporation (The)	4.2%
BlackRock, Inc.	4.2%
McDonald's Corporation	3.7%
Exxon Mobil Corporation	3.6%
Deere & Company	3.4%

Material Fund Changes

No material changes occurred during the year ended June 30, 2024.

Cutler Equity Fund (DIVHX)

Annual Shareholder Report - June 30, 2024

Where can I find additional information about the Fund?

  Additional information is available on the Fund's website (https://funddocs.filepoint.com/cutler/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 063024-DIVHX

(b)	Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has an audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Edward T. Alter. Mr. Alter is “independent” for purposes of this item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $14,500 and $14,500 with respect to the registrant’s fiscal years ended June 30, 2024 and June 30, 2023, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $3,500 and $3,500 with respect to the fiscal years ended June 30, 2024 and June 30, 2023, respectively. The services comprising these fees are related to the preparation of the Funds’ federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	No non-audit fees were billed by the registrant’s principal accountant in either of the last two fiscal years for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)	Not applicable

(j)	Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Investments.

(a)	The Registrant’s schedule of investments is included in the Financial Statements under Item 7 of this form.

(b)	Not applicable

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)

The Cutler Trust

CUTLER EQUITY FUND

FINANCIAL STATEMENTS

June 30, 2024

CUTLER EQUITY FUND

CUTLER EQUITY FUND

SCHEDULE OF INVESTMENTS

June 30, 2024

COMMON STOCKS — 100.0%	Shares	Value
Communications — 4.1%
Cable & Satellite — 1.2%
Comcast Corporation - Class A	60,900	$2,384,844

Telecommunications — 2.9%
Verizon Communications, Inc.	133,686	5,513,211

Consumer Discretionary — 10.3%
Apparel & Textile Products — 1.9%
NIKE, Inc. - Class B	48,500	3,655,445

Leisure Facilities & Services — 3.7%
McDonald’s Corporation	27,755	7,073,084

Retail - Discretionary — 4.7%
Home Depot, Inc. (The)	26,475	9,113,754

Consumer Staples — 12.4%
Beverages — 2.6%
PepsiCo, Inc.	30,745	5,070,773

Household Products — 2.7%
Procter & Gamble Company (The)	32,230	5,315,371

Retail - Consumer Staples — 7.1%
Kroger Company (The)	100,721	5,029,000
Walmart, Inc.	126,806	8,586,034
		13,615,034
Energy — 6.4%
Oil & Gas Producers — 6.4%
Chevron Corporation	34,070	5,329,230
Exxon Mobil Corporation	60,469	6,961,191
		12,290,421
Financials — 16.3%
Asset Management — 8.4%
BlackRock, Inc.	10,284	8,096,799
Charles Schwab Corporation (The)	110,050	8,109,584
		16,206,383

CUTLER EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 100.0% (Continued)	Shares	Value
Financials — 16.3% (Continued)
Banking — 7.9%
JPMorgan Chase & Company	25,800	$5,218,308
M&T Bank Corporation	23,040	3,487,335
Northern Trust Corporation	30,300	2,544,594
PNC Financial Services Group, Inc. (The)	25,400	3,949,192
		15,199,429
Health Care — 13.2%
Biotech & Pharma — 5.3%
Johnson & Johnson	27,470	4,015,015
Merck & Company, Inc.	49,590	6,139,242
		10,154,257
Health Care Facilities & Services — 2.4%
CVS Health Corporation	76,620	4,525,177

Medical Equipment & Devices — 5.5%
Becton, Dickinson and Company	23,725	5,544,770
Medtronic plc	65,400	5,147,634
		10,692,404
Industrials — 19.4%
Aerospace & Defense — 3.3%
RTX Corporation	63,545	6,379,282

Commercial Support Services — 4.2%
Republic Services, Inc.	41,850	8,133,129

Electrical Equipment — 2.8%
Carrier Global Corporation	83,710	5,280,427

Machinery — 9.1%
Caterpillar, Inc.	32,705	10,894,036
Deere & Company	17,783	6,644,262
		17,538,298
Materials — 2.3%
Chemicals — 2.3%
DuPont de Nemours, Inc.	55,891	4,498,666

Technology — 12.9%
Semiconductors — 3.3%
Texas Instruments, Inc.	32,765	6,373,776

Software — 7.5%
Microsoft Corporation	32,395	14,478,945

CUTLER EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 100.0% (Continued)	Shares	Value
Technology — 12.9% (Continued)
Technology Services — 2.1%
International Business Machines Corporation	23,000	$3,977,850

Utilities — 2.7%
Electric Utilities — 2.7%
NextEra Energy, Inc.	75,049	5,314,220

Total Common Stocks (Cost $95,024,703)		$192,784,180

MONEY MARKET FUNDS — 0.1%	Shares	Value
Invesco Short-Term Investment Trust Government & Agency Portfolio - Institutional Class, 5.23% (a) (Cost $265,230)	265,230	$265,230

Total Investments at Value — 100.1% (Cost $95,289,933)		$193,049,410

Liabilities in Excess of Other Assets — (0.1%)		(252,824)

Net Assets — 100.0%		$192,796,586

(a)	The rate shown is the 7-day effective yield as of June 30, 2024.

See accompanying notes to financial statements.

CUTLER EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2024

ASSETS
Investments in securities:
At cost	$95,289,933
At value (Note 2)	$193,049,410
Receivable for capital shares sold	9,333
Dividends receivable	167,706
Other assets	16,542
Total assets	193,242,991

LIABILITIES
Distributions payable	5,516
Payable for capital shares redeemed	257,887
Payable to Adviser (Note 3)	141,749
Payable to administrator (Note 3)	16,000
Other accrued expenses	25,253
Total liabilities	446,405

NET ASSETS	$192,796,586

NET ASSETS CONSIST OF:
Paid-in capital	$90,475,258
Distributable earnings	102,321,328
NET ASSETS	$192,796,586

Shares outstanding (unlimited number of shares authorized, no par value)	7,415,844

Net asset value, offering price and redemption price per share (Note 2)	$26.00

See accompanying notes to financial statements.

CUTLER EQUITY FUND

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2024

INVESTMENT INCOME
Dividend income	$4,665,617

EXPENSES
Investment advisory fees (Note 3)	1,394,672
Administration fees (Note 3)	186,135
Legal fees	58,718
Trustees’ fees (Note 3)	45,436
Registration and filing fees	34,115
Shareholder reporting expenses	27,071
Insurance expense	23,622
Audit and tax services fees	18,415
Custody and bank service fees	16,716
Postage and supplies	14,690
Shareholder servicing fees (Note 4)	8,456
Borrowing costs (Note 7)	2,779
Other expenses	13,691
Total expenses	1,844,516
Less fees waived by the Adviser (Note 3)	(772)
Voluntary Adviser refund of past investment advisory fees (Note 3)	(54,075)
NET EXPENSES	1,789,669

NET INVESTMENT INCOME	2,875,948

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investment transactions	9,441,851
Net change in unrealized appreciation (depreciation) on investments	7,973,431
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	17,415,282

NET INCREASE IN NET ASSETS FROM OPERATIONS	$20,291,230

See accompanying notes to financial statements.

CUTLER EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2024	June 30, 2023
FROM OPERATIONS
Net investment income	$2,875,948	$2,787,162
Net realized gains from investment transactions	9,441,851	5,138,696
Net change in unrealized appreciation (depreciation) on investments	7,973,431	11,287,664
Net increase in net assets from operations	20,291,230	19,213,522

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(12,929,439)	(3,051,404)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	12,674,768	14,387,050
Net asset value of shares issued in reinvestment of distributions to shareholders	12,889,634	3,022,035
Payments for shares redeemed	(22,241,217)	(27,275,222)
Net increase (decrease) in net assets from capital share transactions	3,323,185	(9,866,137)

TOTAL INCREASE IN NET ASSETS	10,684,976	6,295,981

NET ASSETS
Beginning of year	182,111,610	175,815,629
End of year	$192,796,586	$182,111,610

CAPITAL SHARE ACTIVITY
Shares sold	503,748	590,492
Shares reinvested	522,817	126,244
Shares redeemed	(889,854)	(1,118,164)
Net increase (decrease) in shares outstanding	136,711	(401,428)
Shares outstanding at beginning of year	7,279,133	7,680,561
Shares outstanding at end of year	7,415,844	7,279,133

See accompanying notes to financial statements.

CUTLER EQUITY FUND

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Years Ended June 30,
	2024		2023	2022	2021(a)	2020
Net asset value at beginning of year	$25.02		$22.89	$26.11	$19.90	$20.67

Income (loss) from investment operations:
Net investment income	0.39		0.37	0.33	0.32	0.33
Net realized and unrealized gains (losses) on investments	2.38		2.16	(1.46)	7.17	(0.21)
Total from investment operations	2.77		2.53	(1.13)	7.49	0.12

Less distributions from:
Net investment income	(0.39)		(0.37)	(0.32)	(0.32)	(0.33)
Net realized gains	(1.40)		(0.03)	(1.77)	(0.96)	(0.56)
Total distributions	(1.79)		(0.40)	(2.09)	(1.28)	(0.89)

Net asset value at end of year	$26.00		$25.02	$22.89	$26.11	$19.90

Total return (b)	11.57%		11.18%	(5.04%)	38.64%	0.39%

Net assets at end of year (000’s)	$192,797		$182,112	$175,816	$193,953	$147,207

Ratios/supplementary data:
Ratio of total expenses to average net assets	0.99%		0.99%	0.99%	1.02%	1.16%
Ratio of net expenses to average net assets (c)	0.99	%(d)	0.99%	0.99%	1.04%	1.15%
Ratio of net investment income to average net assets (c)	1.52	%(d)	1.53%	1.26%	1.36%	1.58%
Portfolio turnover rate	6%		7%	1%	7%	6%

(a)	Effective October 28, 2020, all existing shares of the Fund converted from Class II shares (Note 1).
(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Advisor had not reduced advisory fees for the years ended June 30, 2024 and 2020 and would have been higher for the year ended June 30, 2021 had the Adviser not recouped prior year fee reductions (Note 3).
(c)	Ratio was determined after investment advisory fee reductions and/or recoupments of previous investment advisory fee reductions for the years ended June 30, 2024, 2022, 2021 and 2020 (Note 3).
(d)	Ratio excludes the voluntary refund from the Adviser in the amount of $54,075, otherwise the net expenses and the net investment income to average net assets ratios would have been 0.96% and 1.55%, respectively (Note 3).

See accompanying notes to financial statements.

CUTLER EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2024

1. Organization

The Cutler Equity Fund (the “Fund”) is a diversified series of The Cutler Trust (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is authorized to issue an unlimited number of Fund shares of beneficial interest without par value.

The Fund seeks current income and long-term capital appreciation.

The Fund currently offers one class of shares, which prior to October 28, 2021 were known as Class II Shares. The current shares are sold without any sales loads but are subject to a shareholder service plan fee of up to 0.15% of the Fund’s average daily net assets.

2. Significant Accounting Policies

The following summarizes the significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies,” including Accounting Standards Update 2013-08.

Regulatory update — Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. The Fund has implemented the rule and form requirements, as applicable, and is currently adhering to the requirements.

Securities Valuation — The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Portfolio securities are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern time) on each day the NYSE is open. Exchange traded securities are valued using the last reported sales price on the exchanges on which they are primarily traded. When using the last sales price and when the market is considered to be active, the security will be classified within Level 1 of the fair value hierarchy (see below). In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Securities which are quoted by NASDAQ are valued

CUTLER EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

at the NASDAQ Official Closing Price. Investments in shares of other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies.

The Fund values securities at fair value as determined by Cutler Investment Counsel, LLC (the “Adviser”), as the Fund’s valuation designee, in accordance with procedures adopted by the Trust’s Board of Trustees (the “Board”) pursuant to Rule 2a-5 under the 1940 Act if (1) market quotations are insufficient or not readily available or (2) the Fund’s investment adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Fund’s securities primarily trade but before the time as of which the Fund calculates its NAV. In instances where the Adviser believes that the prices received from the independent pricing service are unreliable, proprietary valuation models may be used that consider benchmark yield curves, estimated default rates, coupon rates, anticipated timing of principal repayments and other unique security features to estimate the relevant cash flows, which are discounted to calculate the fair values. Fair valued securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

The Board approves the independent pricing services used by the Fund.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

●	Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

●	Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

CUTLER EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Fund’s investments based on the inputs used to value the investments as of June 30, 2024 by security type:

	Level 1	Level 2	Level 3	Total
Common Stocks	$192,784,180	$—	$—	$192,784,180
Money Market Funds	265,230	—	—	265,230
Total	$193,049,410	$—	$—	$193,049,410

Refer to the Fund’s Schedule of Investments for a listing of securities by sector and industry type. There were no derivatives or Level 3 securities held by the Fund as of or during the year ended June 30, 2024.

Share valuation — The NAV per share of the Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to its NAV per share.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Transactions, Investment Income and Realized Gains and Losses — Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, if any, is recorded as earned. Realized gains and losses on investments sold are determined on a specific identification basis. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly to shareholders of the Fund. Capital gain distributions, if any, are distributed to shareholders annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gains on various investment securities held

CUTLER EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

by the Fund, timing differences and differing characterizations of distributions made by the Fund. Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid by the Fund during the years ended June 30, 2024 and 2023 was as follows:

	Ordinary	Long-term	Total
Year Ended	Income	Capital Gains	Distributions*
6/30/2024	$2,868,828	$10,062,153	$12,930,981
6/30/2023	$2,790,270	$260,708	$3,050,978

*	Total Distributions may not tie to the amounts listed on the Statements of Changes in Net Assets due to distribution payables and reclassifications of the character of the distributions as a result of permanent differences between financial statements and income tax reporting.

Federal income tax — The Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, the Fund will not be subject to federal income taxes to the extent that 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of June 30, 2024:

Tax cost of investments	$95,292,518
Gross unrealized appreciation	$101,298,916
Gross unrealized depreciation	(3,542,024)
Net unrealized appreciation on investments	97,756,892
Undistributed ordinary income	58,995
Undistributed long-term gains	4,510,957
Distributions payable	(5,516)
Distributable earnings	$102,321,328

The difference between the federal income tax cost of investments and the financial statement cost is due to certain differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are related to losses deferred due to wash sales.

Additionally, GAAP requires certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended June 30, 2024, no such reclassifications were made.

CUTLER EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. Therefore, no tax expense (including interest and penalties) was recorded in the current year and no adjustments were made to prior periods.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended June 30, 2024, the Fund did not incur any interest or penalties.

3. Transactions with Related Parties

Investment Adviser — During April of 2021, Brooke Ashland, the Chief Compliance Officer of the Adviser and the Chief Compliance Officer and Vice President of the Trust, under the terms of an Agreement for Sale and Purchase of Membership Interest and Withdrawal of Membership in LLC, sold her remaining ownership interest of Class A Units in the Adviser, which represented 55% of the Adviser’s Class A Units (“Voting Shares”) to Erich Patten and Matthew Patten who were both, and continue to be, active in the investment advisory business of the Adviser. Ms. Ashland’s Voting Shares were sold evenly to Erich Patten and Matthew Patten, (the “Transaction”). Prior to the Transaction, each of Mr. Erich Patten and Mr. Matthew Patten owned Class A Units representing 19.5% each and after the Transaction their respective ownership increased to Class A Units each representing 47% each. Both before and after the Transaction, Mr. Erich Patten serves as Member, President, Chief Investment Officer and Portfolio Manager of the Adviser and as President of the Trust. Both before and after the Transaction, Mr. Matthew Patten serves as Member, Chief Executive Officer and Portfolio Manager of the Adviser and as Board Chair, Interested Trustee and Treasurer/Chief Financial Officer of the Trust. At the completion of the Transaction and currently, Ms. Ashland retained her positions as Chief Compliance Officer of the Adviser and as Chief Compliance Officer and Vice President of the Trust.

In a routine examination by the SEC of the Trust conducted January through May of 2023, the SEC identified the Transaction as a change in ownership constituting an assignment of the Advisory Agreement pursuant to Section 15(a)(4) of the 1940 Act. The SEC took the position that a new investment advisory agreement with the Adviser be approved by the Board of the Trust and by a majority vote of the Fund’s shareholders in accordance with Section 15(a). To comply with the SEC’s request, at a Special Meeting of the Board of Trustees (the “Board”) of the Trust held on August 10, 2023, the Board considered and approved a new Investment Advisory Agreement between the Trust and the Adviser, with respect to the Fund subject to approval of the shareholders of the Fund at a Special Meeting of Shareholders (the “Special Meeting”). On December 21, 2023, the Special Meeting was held whereby the proposals to approve the new

CUTLER EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Investment Advisory Agreement and ratify the Board’s prior renewals of the current Investment Advisory Agreement dated April 9, 2007 between the Trust and the Adviser were approved by shareholders.

Pursuant to the new Investment Advisory Agreement dated December 21, 2023 and the prior Investment Advisory Agreement dated April 9, 2007, the Fund pays the Adviser a fee, which is accrued daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

In connection with the execution of the new Investment Advisory Agreement, the Adviser has entered into an Expense Limitation Agreement under which it has contractually agreed, until October 31, 2025, to reduce its advisory fees and to pay the ordinary operating expenses to the extent necessary to limit annual ordinary operating expenses to 0.99% of the Fund’s average daily net assets. Ordinary operating expenses exclude brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses. A similar expense limitation agreement has been in effect since October 28, 2021. Any such fee reductions by the Adviser, or payments by the Adviser of expenses which are the Fund’s obligation, are subject to repayment by the Fund, provided that the repayment does not cause the ordinary operating expenses to exceed the foregoing expense limitation or any expense limitation in place at the time of repayment and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment. During the year ended June 30, 2024, the Adviser reduced its advisory fees of $1,394,672 by $772. The Adviser has until June 30, 2027 to recoup the $772.

In response to changes concerning the corporate ownership structure of the Adviser during the year ended June 30, 2024, the Adviser has voluntarily refunded a portion of the investment advisory fees paid by the Fund during that period. The repayment was made on February 22, 2024 and totaled $54,075. This amount cannot be recovered by the Adviser.

Certain officers of the Trust are also officers of the Adviser.

Other Service Providers — Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out of-pocket expenses including, but not limited to, postage, supplies and certain costs related to the pricing of the Fund’s portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Fund. The Distributor is a wholly-owned subsidiary of Ultimus.

Compensation of Trustees — Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $7,500, payable quarterly, plus a fee of $1,250 for attendance at each meeting of the Board, in addition to reimbursement of travel and other expenses incurred in attending the meetings. Additionally, the Chairman of the Audit Committee receives from the Trust an additional annual retainer of $5,000.

CUTLER EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Shareholder Service Plan

The Fund may pay shareholder servicing fees not to exceed 0.15% per annum of the Fund’s average daily net assets, and of this amount, the Board has authorized the actual expenditure of shareholder servicing fees up to 0.05% per annum of the Fund’s average daily net assets. These fees may be paid to compensate intermediaries and other entities for the performance of administrative, non-distribution related shareholder services. During the year ended June 30, 2024, the Fund incurred $8,456 of shareholder services fees.

5. Securities Transactions

During the year ended June 30, 2024, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, totaled $11,183,141 and $17,739,969, respectively.

6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

7. Borrowing Costs

From time to time, the Fund may have an overdrawn cash balance at the custodian due to redemptions or market movements. When this occurs, the Fund will incur borrowing costs charged by the custodian. Accordingly, during the year ended June 30, 2024, the Fund incurred $2,779 of borrowing cost charged by the custodian.

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements.

CUTLER EQUITY FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Cutler Equity Fund and

Board of Trustees of The Cutler Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cutler Equity Fund (the “Fund”), a series of The Cutler Trust, as of June 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2024, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 26, 2024

CUTLER EQUITY FUND
FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended June 30, 2024, the Fund designated $10,062,153 as long-term capital gain distribution

Qualified Dividend Income - For the fiscal year ended June 30,2024, the Fund designated 100% of ordinary income distributions, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividends that qualify under tax law. For the fiscal year ended June 30, 2024, 100% of ordinary income dividends paid by the Fund qualifies for the corporate dividends received deduction.

CUTLER EQUITY FUND
ADDITIONAL INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Fund use to determine how to vote proxies relating to securities held in the Fund’s portfolios is available without charge, upon request, by calling 1-800-228-8537 or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling 1-800-228-8537 or on the SEC’s website at www.sec.gov.

Availability of Portfolio Schedule

The Trust files a complete listing of the Fund’s portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The filings are available without charge, upon request, by calling 1-800-228-8537. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov and on the Fund’s website at at https://funddocs.filepoint.com/cutler/.

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CUTLER INVESTMENT COUNSEL, LLC

INVESTMENT ADVISER TO THE TRUST

525 Bigham Knoll

Jacksonville, OR 97530
(800)228-8537 ● (541)770-9000
Fax:(541)779-0006
info@cutler.com

(b)	Included in (a)

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable [filed under item 7]

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable [included under Item 7 if applicable]

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 15.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

2

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable

(b)	Not applicable

Item 19.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(1)	Not applicable

(2)	Change in the registrant’s independent public accountant: Not applicable

(b)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cutler Trust

By (Signature and Title)*		/s/ Erich M. Patten
Erich M. Patten, President and Principal Executive Officer

Date	September 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Erich M. Patten
Erich M. Patten, President and Principal Executive Officer

Date	September 5, 2024

By (Signature and Title)*		/s/ Matthew C. Patten
Matthew C. Patten, Treasurer and Principal Financial Officer

Date	September 5, 2024

*	Print the name and title of each signing officer under his or her signature.